                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        October 3, 2002
                                                 -------------------------------


                       Philips International Realty Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                      000-23463                 13-3963667
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

         417 Fifth Avenue, New York, N.Y.                     10016
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code         212-545-1100
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Philips International Realty Corp., pursuant to the requirements of the Securities Exchange Act of 1934, as amended, hereby amends the following item of its Current Report on Form 8-K dated October 3, 2002 (filed with the Securities and Exchange Commission on October 10, 2002), as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro forma financial information relative to the sale reported on Form 8-K dated October 3, 2002 filed herewith is as follows:

                                                                            Page
                  Pro Forma Condensed Consolidated Balance
                  Sheet as of September 30, 2002 (Unaudited)                  5

                  Pro Forma Condensed Consolidated Statement
                  of  Income for the Year Ended December 31, 2001
                  (Unaudited)                                                 6

                  Pro Forma Condensed Consolidated Statement of
                  Income for the Nine Months Ended September 30, 2002
                  (Unaudited)                                                 7

                  Notes to Pro Forma Condensed Consolidated
                  Financial Statements (Unaudited)                            8

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 26, 2002

                                        PHILIPS INTERNATIONAL REALTY CORP.

                                        (Registrant)


                                        By: /s/ Philip Pilevsky
                                            ------------------------------------
                                                Philip Pilevsky
                                                Chief Executive Officer

                       PHILIPS INTERNATIONAL REALTY CORP.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002 assumes the disposition of the Company's Sacramento, CA shopping center had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 2001 and the Nine Months Ended September 30, 2002 assume such transaction, and the June 14, 2001, August 31, 2001, October 31, 2001, and April 16, 2002 sales of the Company's shopping center properties in Lake Worth, FL, Alexandria, MN, Port Angeles, WA and McHenry, IL respectively, had occurred as of January 1, 2001.

         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at September 30, 2002 or the results of operations that would have actually occurred if the dispositions of the properties had occurred as of January 1, 2001. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q for the nine month period ended September 30, 2002 and the accompanying notes thereto.

                       PHILIPS INTERNATIONAL REALTY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2002
                  (UNAUDITED, IN THOUSANDS EXCEPT SHARE DATA)

                                                                                SALE OF
                                                                                PROPERTY
                                                                    HISTORIC  OCTOBER 2002  PRO FORMA
                                                                    --------  ------------  ---------
                                     ASSETS

Rental properties, net-held for sale                                $ 15,461    $ (5,358)    $ 10,103
Cash and cash equivalents                                              4,066        --          4,066
Accounts receivable, net                                                 157         (50)         107
Deferred charges and prepaid expenses                                    525        (158)         367
Other assets                                                           2,206         (19)       2,187
                                                                    --------    --------     --------
Total assets                                                        $ 22,415    $ (5,585)    $ 16,830
                                                                    ========    ========     ========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
    Accounts payable and accrued expenses                           $  1,007    $    (25)    $    982
    Other liabilities                                                     77         (26)          51
                                                                    --------    --------     --------
Total Liabilities                                                      1,084         (51)       1,033
                                                                    --------    --------     --------
Minority interests                                                        73         (20)          53
                                                                    --------    --------     --------
Shareholders' Equity
   Preferred Stock, $.01 par value; 30,000,000 shares authorized;       --          --           --
       no shares issued and outstanding
   Common Stock, $.01 par value; 150,000,000 shares authorized;           73        --             73
       7,340,474 shares issued and outstanding
   Additional paid in capital                                         92,668        --         92,668
   Cumulative distributions in excess of net income                  (71,483)     (5,514)     (76,997)
                                                                    --------    --------     --------
Total Shareholders' Equity                                            21,258      (5,514)      15,744
                                                                    --------    --------     --------
Total Liabilities and Shareholders' Equity                          $ 22,415    $ (5,585)    $ 16,830
                                                                    ========    ========     ========


                            See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                          SALE OF
                                                                                        PROPERTIES
                                                                              HISTORIC   2001/2002  PRO FORMA
                                                                              --------  ----------  ---------
Discontinued Operations:
Revenues from rental property                                                  $ 5,023    $(2,987)   $ 2,036
                                                                               -------    -------    -------
Expenses:
    Operating expenses                                                             889       (748)       141
    Real estate taxes                                                              561       (420)       141
    Management fees to affiliates                                                  154        (93)        61
    General and administrative expenses                                          1,071       --        1,071
                                                                               -------    -------    -------
                                                                                 2,675     (1,261)     1,414
                                                                               -------    -------    -------
Operating income from discontinued operations                                    2,348     (1,726)       622
Minority interests in income                                                        (8)         6         (2)
Other income (expense), net                                                         18       --           18
                                                                               -------    -------    -------
Income from discontinued operations before gain on sales of properties         $ 2,358    $(1,720)   $   638
                                                                               =======    =======    =======
Basic and diluted income per common share before gain on sales of properties   $  0.32               $  0.09
                                                                               =======    =======    =======


                             See accompanying notes

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                  SALE OF
                                                                                 PROPERTIES
                                                                      HISTORIC      2002     PRO FORMA
                                                                      --------   ----------  ---------
Discontinued Operations:
Revenues from rental property                                          $ 2,297    $  (961)    $ 1,336
                                                                       -------    -------     -------
Expenses:
    Operating expenses                                                     344       (169)        175
    Real estate taxes                                                      208       (100)        108
    Management fees to affiliates                                           69        (29)         40
    General and administrative expenses                                    801       --           801
                                                                       -------    -------     -------
                                                                         1,422       (298)      1,124
                                                                       -------    -------     -------
Operating income from discontinued operations                              875       (663)        212
Minority interests in (income) loss                                         (2)         2        --
Other income (expense), net                                               (239)      --          (239)
                                                                       -------    -------     -------
Income from discontinued operations before loss on sale of shopping
    center properties                                                  $   634    $  (661)    $   (27)
                                                                       =======    =======     =======
Basic and diluted income (loss) per common share before loss on sale
    of shopping center properties                                      $  0.09                $  0.00
                                                                       =======                =======


                             See accompanying notes

                       PHILIPS INTERNATIONAL REALTY CORP.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


1.       Basis of Presentation

         The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes the October 2002 disposition of the Company's Sacramento, CA shopping center had been completed as of September 30, 2002. The Pro Forma Condensed Consolidated Statements of Income reflect adjustments to the historic operating results for the year ended December 31, 2001 and the nine months ended September 30, 2002 to give effect to the June 2001, August 2001, October 2001, April 2002 and October 2002 sales of the Company's shopping center properties in Lake Worth, FL, Alexandria, MN, Port Angeles, WA, McHenry, IL and Sacramento, CA respectively, as if these transactions had been completed as of January 1, 2001.